                                                                  Exhibit 10.13


                   MODIFICATION AGREEMENT AND WAIVER OF DEFAULTS

     THIS MODIFICATION AGREEMENT AND WAIVER OF DEFAULTS (this "Agreement") dated as of March 10, 1999 is made by and between Cinema Ride, Inc. ("Lessee") and FINOVA Capital Corporation, a Delaware Corporation, as Successor in interest to FINOVA TECHNOLOGY FINANCE INC. ("Lessor").

     WHEREAS, Lessee and Lessor have entered into that certain Master Equipment Lease designated no. S619001 dated as of December 12, 1996 and Rental Schedule No. 1 dated as of December 26, 1996 (the "Lease"). The Lease, together with all other agreements, instruments and other documents executed or otherwise delivered in connection therewith are defined herein as the "Lease Documents"; and

     WHEREAS, Lessee has defaulted in its obligations to Lessor by failing to pay to Lessor the payments which were due for January 1999, February 1999 and March 1999 (the "Defaults") and Lessee has requested that Lessor modify the Lease and waive the Defaults, and Lessor has agreed to modify the Lease and waive the Defaults on the conditions set forth below.

     NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

     1. ESTOPPEL WITH RESPECT TO OUTSTANDING INDEBTEDNESS. Lessee hereby acknowledges, confirms and agrees that through and including the date of this Agreement, the following amounts are due and owing to Lessor pursuant to the
Lease: underlying unpaid obligation in the amount of $1,285,537 50, open delinquent payments due on January 1, 1999, February 1, 1999 and March 1, 1999 in the aggregate amount of $122,710.35 (collectively, tile "Delinquent Amounts") and Lessee acknowledges that Lessee's failure to have paid tile Delinquent Amounts constitutes an Event of Default under the Lease. Lessee hereby acknowledges, confirms and agrees that as of the date hereof, the Lease Documents are in full force and effect and represent the valid, legal and binding obligations of Lessee to Lessor.

     2. MODIFICATION OF LEASE AND WAIVER OF DEFAULT. Subject to the satisfaction of the conditions precedent contained in Section 3 herein, Lessor hereby waives the Defaults referred to above. Furthermore, subject to the satisfaction of the conditions precedent contained in Section 3 herein, the Lease shall be modified to provide that as of January 1, 1999, the monthly rental payments shall be reduced to $21,788.77 (exclusive of applicable taxes) according to the amortization schedule attached hereto and incorporated by reference herein as Exhibit "A." A final balloon payment shall be due to Lessor on January 1, 2004 in the amount of $157,502.69. Lessee acknowledges that except to the extent expressly modified in this Agreement, all provisions of the Lease Documents are and shall remain and be in full force and effect as to any and all actions and transactions entered into by or on behalf of Lessee at any time on or prior to the date hereof, or at any time subsequent to the date hereof. Lessee further acknowledges that Lessor reserves its rights to declare defaults other than the Defaults referred to above to the extent Lessee defaults under the terms of this Agreement or the Lease.

     3. CONDITIONS PRECEDENT TO WAIVER. The agreement to modify the Lease and waive Defaults contained herein is subject to the satisfaction, in Lessor's sole and absolute discretion, of the following conditions precedent:

          a. Lessee shall pay to Lessor all fees, costs and expenses incurred by Lessor in connection with this Agreement on or before the execution of this Agreement;

          b. Lessee shall pay to Lessor on or before March 31, 1999 the modified payments in the amount of $21,788.77 each of which is due under the Lease on January 1, 1999, February 1, 1999 and March 1, 1999 in the aggregate amount of $63,366.31.

          c. Lessee shall sign all documents and financing statements reasonably required by Lessor to perfect Lessor's security interests in tile equipment subject to the Lease resulting from Lessee's relocation of same.

     4. AFFIRMATIONS. Lessee hereby unconditionally and irrevocably confirms, reaffirms, ratifies and agrees that all of Lessee's obligations and liabilities to Lessor remain in full force and effect as the legally binding and enforceable obligations and liabilities of Lessee.

     5. WAIVER OF CLAIMS. Lessee irrevocably acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of this Agreement or any of the Lease Documents (collectively, the "Claims") nor does Lessee now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of this Agreement and/or any of the Lease Documents, Lessee hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken, and therein dismissed with prejudice. Lessee irrevocably acknowledges, agrees and affirms that Lessor's waiver does not create nor shall be deemed to create any reliance or expectation on the part of Lessee, or any course of dealing between Lessor and Lessee, pursuant to which Lessor would be obligated to continue to waive defaults under the Lease Documents other than the Defaults, except as expressly set forth in this Agreement.

     6. COUNTERPARTS/FACSIMILE COPIES. This Agreement may be executed in counterparts, each of which shall constitute an original hereof and all of which together shall constitute one Agreement. The parties to this Agreement hereby agree that an executed facsimile of this Agreement shall constitute a legally binding original copy.

     7.   MISCELLANEOUS.

          a. The recitals set forth above are material, are incorporated herein by this reference and shall be construed consistent with such recitals.

          b. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof and it shall not be modified or amended except by written consent of the parties.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF the parties hereto have signed this Agreement or have caused this Agreement to be signed on their respective behalves by their duly authorized officers, as applicable, all as of the date and year first above written.

                              CINEMA RIDE, INC.

                              By: /s/ Mitch Francis
                                  -------------------------
                              Name:     Mitch Francis
                                   ------------------------
                              Its: President
                                   ------------------------


                              FINOVA CAPITAL CORPORATION, as successor in interest to FINOVA TECHNOLOGY FINANCE, INC.

                              By:  /s/ Pamela Merchant
                                   ------------------------
                              Name:     Pamela Merchant
                                   ------------------------
                              Its: Vice President
                                   ------------------------

                                                           Receivable                      unearned
                                 pmt         Balloon        Balance           Int          balance          prin           bal
-----------------------------------------------------------------------------------------------------------------------------------
                   1/1/97                                    1,963,365.60                   545,842.55                  1,575,026.88

    1             2/1/97        81,806.90                   1,881,558.70                   545,841.41      81,806.90   1,493,219.98

    2             3/1/97        40,903.45                   1,840,655.25     19,456.38     526,386.17      21,447.07   1,471,772.91

    3             4/1/97        40,903.45                   1,799,751.80     19,176.92     507,209.25      21,726.53   1,450,046.38

    4             5/1/97        40,903.45                   1,758,848.35     18,893.83     488,315.42      22,009.62   1,428,036.76

    5             6/1/97        40,903.45                   1,717,944.90     18,607.05     469,708.37      22,296.40   1,405,740.36

    6             7/1/97        40,903.45                   1,677,041.45     18,316.53     451,391.83      22,586.92   1,383,153.45

    7             8/1/97        40,903.45                   1,636,138.00     18,022.23     433,369.60      22,881.22   1,360,272.23

    8             9/1/97        40,903.45                   1,595,234.55     17,724.09     415,645.51      23,179.36   1,337,092.87

    9             10/1/97       40,903.45                   1,554,331.10     17,422.07     398,223.44      23,481.38   1,313,611.49

    10            11/1/97       40,903.45                   1,513,427.65     17,116.11     381,107.33      23,787.34   1,289,824.15

    11            12/1/97       40,903.45                   1,472,524.20     16,806.17     364,301.17      24,097.28   1,265,726.87

    12            1/1/98        40,903.45                   1,431,620.75     16,492.18     347,808.98      24,411.27   1,241,315.60

    13            2/1/98        40,903.45                   1,390,717.30     16,174.11     331,634.87      24,729.34   1,216,586.26

    14            3/1/98        40,903.45                   1,349,813.85     15,851.89     315,782.98      25,051.56   1,191,534.70

    15            4/1/98        40,903.45                   1,308,910.40     15,525.47     300,257.51      25,377.98   1,166,156.72

    16            5/1/98        40,903.45                   1,268,006.95     15,194.80     285,062.70      25,708.65   1,140,448.08

    17            6/1/98        40,903.45                   1,227,103.50     14,859.82     270,202.88      26,043.63   1,114,404.45

    18            7/1/98        40,903.45                   1,186,200.05     14,520.48     255,682.40      26,382.97   1,088,021.48

    19            8/1/98        40,903.45                   1,145,296.60     14,176.72     241,505.68      26,726.73   1,061,294.75

    20            9/1/98        40,903.45                   1,104,393.15     13,828.47     227,677.21      27,074.98   1,034,219.77

    21            10/1/98       40,903.45                   1,063,489.70     13,475.69     214.201.52      27,427.76   1,006,792.01

    22            11/1/98       40,903.45                   1,022,586.25     13,118.31     201,083.21      27,785.14     979,006.87

    23            12/1/98       40,903.45                   1,307,326.28     13,572.11     588,289.62      27,331.34     951,675.53

    24      1     1/1/99        21,788.77                   1,285,537.50     13,193.22     499,960.22       8,595.55     943,079.98

    25      2     2/1/99        21,788.77                   1,263,748.73     13,074.06     486,886.16       8,714.72     934,365.26

    26      3     3/1/99        21,788.77                   1,241,959.96     12,953.24     473,932.92       8,835.53     925,529.73

    27      4     4/1/99        21,788.77                   1,220,171.19     12,830.75     461,102.17       8,958.02     916,571.72

    28      5     5/1/99        21,788.77                   1,198,382.42     12,706.57     448,395.60       9,082.20     907,489.51

    29      6     6/1/99        21,788.77                   1,176,593.65     12,580.66     435,814.94       9,208.11     898,281.40

    30      7     7/1/99        21,788.77                   1,154,804.88     12,453.01     423,361.93       9,335.77     888,945.63

    31      8     8/1/99        21,788.77                   1,133,016.11     12,323.58     411,038.35       9,465.19     879,480.45

    32      9     9/1/99        21,788.77                   1,111,227.33     12,192.37     398,845.99       9,596.41     869,884.04

    33     10     10/1/99       21,788.77                   1,089,438.56     12,059.33     386,786.66       9,729.44     860,154.60

    34     11     11/1/99       21,788.77                   1,067,649.79     11,924.45     374,862.21       9,864.32     850,290.28

    35     12     12/1/99       21,788.77                   1,045,861.02     11,787.70     363,074.51      10,001.07     840,289.20

    36     13     1/1/00        21,788.77                   1,024,072.25     11,649.05     351,425.46      10,139.72     830,149.48

    37     14     2/1/00        21,788.77                   1,002,283.48     11,508.48     339,916.98      10,280.29     819,869.19

    38     15     3/1/00        21,788.77                     980,494.71     11,365.97     328,551.01      10,422.81     809,446.39

    39     16     4/1/00        21,788.77                     958,705.94     11,221.47     317,329.54      10,567.30     798,879.09

                                       4

                                                           Receivable                      unearned
                                 pmt         Balloon        Balance           Int          balance          prin           bal
-----------------------------------------------------------------------------------------------------------------------------------
    40     17     5/1/00        21,788.77                     936,917.16     11,074.98     306,254.56      10,713.79     788,165.30

    41     18     6/1/00        21,788.77                     915,128.39     10,926.45     295,328.11      10,862.32     777,302.98

    42     19     7/1/00        21,788.77                     893,339.62     10,775.86     284,552.24      11,012.91     766,290.07

    43     20     8/1/00        21,788.77                     871,550.85     10,623.19     273,929.05      11,165.58     755,124.49

    44     21     9/1/00        21,788.77                     849,762.08     10,468.40     263,460.65      11,320.37     743,804.12

    45     22     10/1/00       21,788.77                     827,973.31     10,311.46     253,149.19      11,477.31     732,326.81

    46     23     11/1/00       21,788.77                     806,184.54     10,152.35     242,996.83      11,636.42     720,690.39

    47     24     12/1/00       21,788.77                     784,395.77      9,991.04     233,005.80      11,797.74     708,892.66

    48     25     1/1/01        21,788.77                     762,606.99      9,827.48     223,178.32      11,961.29     696,931.37

    49     26     2/1/01        21,788.77                     740,818.22      9,661.66     213,516.66      12,127.11     684,804.26

    50     27     3/1/01        21,788.77                     719,029.45       9493.54     204,023.11      12,295.23     672,509.03

    51     28     4/1/01        21,788.77                     697,240.68      9,323.09     194,700.02      12,465.68     660,043.35

    52     29     5/1/01        21,788.77                     675,451.91      9,150.28     185,549.75      12,638.49     647,404.85

    53     30     6/1/01        21,788.77                     653,663.14      8,975.07     176,574.68      12,813.70     634,591.15

    54     31     7/1/01        21,788.77                     631,874.37      8,797.43     167,777.25      12,991.34     621,599.81

    55     32     8/1/01        21,788.77                     610,085.60      8,617.33     159,159.92      13,171.44     608,428.37

    56     33     9/1/01        21,788.77                     588,296.82      8,434.73     150,725.19      13,354.04     595,074.33

    57     34     10/1/01       21,788.77                     566,508.05      8,249.60     142,475.59      13,539.17     581,535.16

    58     35     11/1/01       21,788.77                     544,719.28      8,061.91     134,413.68      13,726.86     567,808.29

    59     36     12/1/01       21,788.77                     522,930.51      7,871.61     126,542.07      13,917.16     553,891.13

    60     37     1/1/02        21,788.77                     501,141.74      7,678.67     118,863.40      14,110.10     539,781.03

    61     38     2/1/02        21,788.77                     479,352.97      7,483.06     111,380.34      14,305.71     525,475.32

    62     39     3/1/02        21,788.77                     457,564.20      7,284.74     104,095.59      14,504.03     510,971.29

    63     40     4/1/02        21,788.77                     435,775.43      7.083.67      97,011.92      14,705.10     496,266.19

    64     41     5/1/02        21,788.77                     413,986.65      6,879.81      90,132.11      14,908.96     481,357.23

    65     42     6/1/02        21,788.77                     392,197.88      6,673.13      83,458.99      15,115.65     466,241.59

    66     43     7/1/02        21,788.77                     370,409.11      6,463.58      76,995.41      15,325.20     450,916.39

    67     44     8/1/02        21,788.77                     348,620.34      6,251.12      70,744.29      15,537.65     435,378.74

    68     45     9/1/02        21,788.77                     326,831.57      6,035.72      64,708.58      15,753.05     419,625.69

    69     46     10/1/02       21,788.77                     305,042.80      5,817.33      58,891.24      15,971.44     403,654.25

    70     47     11/1/02       21,788.77                     283,254.03      5,595.92      53,295.33      16,192.85     387,461.39

    71     48     12/1/02       21,788.77                     261,465.26      5,371.43      47,923.89      16,417.34     371,044.05

    72     49     1/1/03        21,788.77                     239,676.48      5,143.84      42,780.05      16,644.93     354,399.12

    73     50     2/1/03        21,788.77                     217,887.71      4,913.09      37,866.97      16,875.68     337,523.44

    74     51     3/1/03        21,788.77                     196,098.94      4,679.14      33,187.83      17,109.63     320.413.80

    75     52     4/1/03        21,788.77                     174,310.17      4,441.94      28,745.89      17,346.83     303,066.97

    76     53     5/1/03        21,788.77                     152,521.40      4,201.46      24,544.43      17,587.31     285,479.66

    77     54     6/1/03        21,788.77                     130,732.63      3,957.65      20,586.78      17,831.13     267,648.54

    78     55     7/1/03        21,788.77                     108,943.86      3,710.45      16,876.33      18,078.32     249,570.22

    79     56     8/1/03        21,788.77                      87,155.09      3,459.83      13.416.50      18,328.94     231,241.28

                                       5

                                                           Receivable                      unearned
                                 pmt         Balloon        Balance           Int          balance          prin           bal
-----------------------------------------------------------------------------------------------------------------------------------

    80     57     9/1/03        21,788.77                      65,366.31      3,205.73      10,210.77      18,583.04     212,658.24

    81     58     10/1/03       21,788.77                      43,577.54      2,948.11       7,262.66      18,840.66     193,817.58

    82     59     11/1/03       21,788.77                      21,788.77      2,686.92       4,575.74      19,101.85     174,715.73

    83     60     12/1/03       21,788.77                              -      2,422.11       2,153.63      19,366.66     155,349.07

    84             1/1/04                    157,502.69                -      2,153.63         (0.00)     155,349.07          (0.00)

                                       6